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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 -------------

                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 22, 1999



                FIRST UNION COMMERCIAL MORTGAGE SECURITIES, INC.
      --------------------------------------------------------------------
      (Exact name of registrant as specified in its governing instruments)



        DELAWARE                        333-62671                56-1643598
----------------------------    -------------------------    -------------------
(State or other jurisdiction    (Commission File Numbers)     (I.R.S. Employer
      of Incorporation)                                      Identification No.)



                             ONE FIRST UNION CENTER
                      CHARLOTTE, NORTH CAROLINA 28228-0600
                    ----------------------------------------
                    (Address of Principal Executive Offices)



       Registrant's telephone number, including area code: (704) 374-6828


                                                        Exhibit Index appears on
                                                                          page 4

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


ITEM 5. OTHER EVENTS

     On or about February 8, 1998, the Registrant will cause the sale of approximately $1,035,318,205 principal amount of Mortgage Pass-Through Certificates, Series 1999-C1, in several classes (collectively, the "Certificates") pursuant to a Pooling and Servicing Agreement to be dated as of December 1, 1998, among the Registrant, First Union National Bank as master servicer, Lennar Partners, Inc. as special servicer and Norwest Bank Minnesota, National Association as trustee (the "Pooling and Servicing Agreement").

     In connection with the sale of certain classes of the Certificates (collectively, the "Underwritten Certificates") pursuant to a Prospectus Supplement relating to certain classes of the Certificates, the Registrant has been advised by Morgan Stanley & Co. Incorporated and First Union Capital Markets (the "Underwriters") that the Underwriters have, following the effective date of Registration Statement No. 333-62671, furnished to one or more prospective investors or their Agent's on January 22, 1999. Four Collateral Term Sheets ( "Term Sheet I", "Term Sheet II", "Term Sheet III" and "Term Sheet IV", respectively, and collectively, the "Term Sheets") each dated as of January 22, 1999. Each of the Term Sheets is being filed as an exhibit to this report.

     Each of the Term Sheets has been provided by the Underwriters. The information in the Term Sheets is preliminary and will be superseded by the Prospectus Supplement relating to the Underwritten Certificates and by any other information subsequently filed with the Securities and Exchange Commission.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        (a)    Financial Statements.

                 Not applicable.


        (b)    Pro Forma Financial Information

                 Not applicable.


        (c)    Exhibits

                                   Item 601(a) of Regulation
                 Exhibit Number         S-K Exhibit No.          Description
                 --------------    -------------------------     -----------
                       1                     99.1                Term Sheet I
                       2                     99.2                Term Sheet II
                       3                     99.3                Term Sheet III
                       4                     99.4                Term Sheet IV

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          FIRST UNION COMMERCIAL
                                            MORTGAGE SECURITIES,INC.


                                          By: /s/ BRIAN E. SIMPSON
                                              ----------------------------------
                                              Name:  Brian E. Simpson
                                              Title: President



Dated: January   , 1999


                                            EXHIBIT INDEX


                         Item 601(a) of Regulation
    Exhibit Number           S-K Exhibit No.           Description
    --------------      -------------------------      -----------
          1                        99.1                Term Sheet I
          2                        99.2                Term Sheet II
          3                        99.3                Term Sheet III
          4                        99.4                Term Sheet IV